Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNTIED STATES CODE,
as adopted pursuant to
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of Theragenics Corporation (the “Company”) on Form 10-K for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, M. Christine Jacobs, Chief Executive Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)            the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods referred to in the Report.

 Date: March 8, 2007

/s/ M. Christine Jacobs
M. Christine Jacobs
Chief Executive Officer